                       MINERAL PROPERTY PURCHASE AGREEMENT
                       -----------------------------------


THIS  AGREEMENT  made  as  of  the  14th  day  of  March,  2001


BETWEEN:

          SENATE  CAPITAL  GROUP  INC.
          ----------------------------
          a  British  Columbia  company

          (the  "Seller")
                                                               OF THE FIRST PART

AND:

          CARLETON  VENTURES  CORP.
          -------------------------
          a Nevada corporation, having a registered office located at 2300 West Sahara Avenue, Suite 500, Las Vegas, Nevada, 89102

          (the  "Purchaser")
                                                              OF THE SECOND PART


WHEREAS:

A. The Seller is the beneficial owner of certain mineral claims located in the State of Nevada.

B. The Seller has agreed to sell and the Purchaser has agreed to purchase the mineral claims on the terms and subject to the conditions of this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the sum of Ten Dollars ($10.00) now paid by the Purchaser to the Seller (the receipt of which is hereby acknowledged), the parties agree as follows:

1.     DEFINITIONS
       -----------

1.1 For the purposes of this Agreement the following words and phrases shall have the following meanings, namely:

  (a) "Geological Reports" means all geological reports prepared on the Mineral Claims and owned by the Seller, including the report entitled "Burner Hills Property Report" prepared by John A. Rice and dated December 2000;


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                                    -2-

  (b) "Mineral Claims" means the mineral claims described in Schedule A to this Agreement, including: (i) any replacement or successor claims; and (ii) all mining leases and other mining interests derived from any such claims;

  (c)   "Property"  means  the  Mineral  Claims  and  the  Property  Rights;

  (d) "Property Rights" means all licenses, permits, easements, rights-of-way, certificates and other approvals obtained by in connection with the Mineral Claims and necessary for the exploration of the Mineral Claims.

  (e)   "Purchase  Price"  means  the  amount  of  $10,051.88;

  (f)   "Shares"  means  1,500,000  shares of the common stock of the Purchaser.

2.     PURCHASE  OF  PROPERTY
       ----------------------

2.1    The  Seller  hereby  sells,  assigns  and  transfers  to the  Purchaser a
100% interest in and to the Property free and clear of all charges, encumbrances, security interests and claims in consideration for the payment of the Purchase Price and the issue of the Shares by the Purchaser to the Seller on the terms and subject to the conditions of this Agreement. The Purchaser will pay to the Seller the Purchase Price and issue to the Seller the Shares forthwith upon execution of this Agreement. All share certificates representing the Shares will be endorsed with the following legend pursuant to the United States Securities Act of 1933:
        -------------------------

THE  SECURITIES  REPRESENTED  BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, TRANSFERRED, PLEDGED OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION REQUIREMENTS.

3.     TRANSFER  OF  TITLE
       -------------------

3.1 Upon payment of the Purchase Price in accordance with Section 2.1, the Seller will deliver to the Purchaser a duly executed bill of sale or quit claim deed and such other executed documents of transfer as required, in the opinion of the Purchaser's lawyers, for the transfer of an undivided 100% interest in the Property to the Purchaser.

4.     GEOLOGICAL  REPORTS
       -------------------

4.1    Upon  payment  of  the  Purchase Price and the issuance of the Shares in

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                                    -3-

accordance with Section 2.1, the Seller will deliver to the Purchaser the Geological Reports.

5.     REPRESENTATIONS  AND  WARRANTIES
       --------------------------------

5.1 The Seller hereby represents and warrants to the Purchaser and acknowledges that the Purchaser is relying on the Seller's representations and warranties in entering into this Agreement and performing the Purchaser's obligations as provided by this Agreement:

  (A) the Property is in good standing with all regulatory authorities having jurisdiction and all required claim maintenance payments have been made;

  (B) upon payment of the purchase price for the Property, the Purchaser will be the beneficial owner of all of the Property free and clear of all liens, charges and claims of others, and no taxes or rentals are or will be due in respect of any of the Mineral Claims;

  (C) to the best of the Seller's knowledge, the Mineral Claims have been duly and validly located and recorded pursuant to the laws of the jurisdiction in which the Property is situate;

  (D) the Seller has not done anything whereby the mineral claims comprising the Property may be in any way encumbered;

  (E) the Seller has full corporate power and authority to enter into this Agreement and the entering into of this Agreement does not conflict with any applicable laws or with its charter documents or any contract or other commitment to which it is party; and

  (F) the execution of this Agreement and the performance of its terms have been duly authorised by all necessary corporate actions of the Seller including the resolution of its board of directors.

6.     GENERAL  TERMS  AND  CONDITIONS
       -------------------------------

6.1 The parties hereto hereby covenant and agree that they will execute such further agreements, conveyances and assurances as may be requisite, or which counsel for the parties may deem necessary to effectually carry out the intent of this Agreement.

6.2 This Agreement shall constitute the entire agreement between the parties with respect to the Property. No representations or inducements have been made save as herein set forth. No changes, alterations or modifications of this Agreement shall be binding upon either party until and unless a memorandum in writing to such effect shall have been signed by all parties hereto. This Agreement shall supersede all previous

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                                    -4-

written, oral or implied understandings between the parties with respect to the matters covered hereby.

6.3     Time  shall  be  of  the  essence  of  this  Agreement.

6.4 Unless otherwise noted, all currency references contained in this Agreement shall be deemed to be references to United States funds.

6.5 This Agreement shall be governed by and interpreted in accordance with the laws of the State of Nevada and the federal laws of United States applicable therein and each party irrevocably attorns to the jurisdiction of the courts of the State of Nevada.

6.6 This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the day and year first above written.


SENATE  CAPITAL  GROUP  INC.
by  its  authorised  signatory:

/s/ DENNIS HIGGS
______________________________
Signature of Authorised Signatory

DENNIS HIGGS
______________________________
Name of Authorised Signatory

PRESIDENT
______________________________
Position of Authorised Signatory


CARLETON  VENTURES  CORP.
by its authorised signatory:

/s/ AILEEN FEHR
______________________________
Signature of Authorised Signatory

AILEEN FEHR
______________________________
Name of Authorised Signatory

DIRECTOR
______________________________
Position of Authorised Signatory


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                                    -5-

SCHEDULE  A

                           MINERAL CLAIMS DESCRIPTION


                              BURNER HILLS PROPERTY

                          SECTIONS 12 AND 13, T41N R47E
                                   ELKO COUNTY
                                 STATE OF NEVADA
                                     U.S.A.



                                 List of Claims

            ------------------            -------------------

            Claim Name                             #
            ------------------            -------------------
            PEPPER CLAIMS                        1-14
                                                (NMC 822713
                                                 through
                                                 822726)
            ------------------            -------------------